UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

PARKER-HANNIFIN CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio	44124-4141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 15, 2022, Parker-Hannifin Corporation (“Parker” or the “Company”) completed its previously announced registered offering of $1.4 billion in aggregate principal amount of 3.650%, Senior Notes due 2024 (the “2024 Notes”), $1.2 billion in aggregate principal amount of 4.250% Senior Notes due 2027 (the “2027 Notes”) and $1.0 billion in aggregate principal amount of 4.500% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes and the 2027 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of May 3, 1996 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, N.A., as successor to National City Bank), as trustee, as supplemented by the First Supplemental Indenture relating to the 2024 Notes, dated June 15, 2022 (the “First Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as series trustee (the “Trustee”), the Second Supplemental Indenture relating to the 2027 Notes, dated June 15, 2022 (the “Second Supplemental Indenture”), between the Company and the Trustee and the Third Supplemental Indenture relating to the 2029 Notes, dated June 15, 2022 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), between the Company and the Trustee. Copies of the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, and the form of Notes for each series, are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference. The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-236292). A prospectus supplement, dated June 6, 2022, relating to the offering and sale of the Notes was filed with the Securities and Exchange Commission on June 8, 2022.

The 2024 Notes, the 2027 Notes and the 2029 Notes will bear interest at a rate of 3.650%, 4.250% and 4.500% per annum, respectively. Interest on the Notes will be paid semi-annually on June 15 and December 15 of each year for the 2024 Notes, commencing December 15, 2022, and March 15 and September 15 of each year for the 2027 Notes and 2029 Notes, commencing March 15, 2023.

Prior to June 15, 2024 for the 2024 Notes, August 15, 2027 for the 2027 Notes and July 15, 2029 for the 2029 Notes, the Company may redeem some or all of the 2024 Notes, the 2027 Notes and the 2029 Notes, respectively, at the redemption prices described in the prospectus supplement. After such dates, as applicable, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. If the Company experiences certain kinds of changes of control, it will be required to offer to purchase the Notes at 101% of their principal amount, plus accrued and unpaid interest.

The Company intends to use the net proceeds from the issuance of the Notes, together with (i) borrowings under its senior, unsecured delayed-draw term loan facility, (ii) proceeds of issuances under its commercial paper program, and (iii) cash on hand, to finance its proposed acquisition of Meggitt plc (“Meggitt”). If the Company does not consummate its proposed acquisition of Meggitt on or prior to April 3, 2023 or, if prior to such date, it notifies the trustee in writing that the cooperation agreement between the Company and Meggitt is terminated, the Notes will be subject to a special mandatory redemption at a price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest on the Notes to, but not including, the special mandatory redemption date.

The Notes are subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness and certain events of bankruptcy, insolvency or reorganization.

The Notes will be senior unsecured obligations of the Company and rank equally in right of payment with all of its other senior unsecured debt and senior in right of payment to all of its subordinated debt, and are effectively subordinated to any of the Company’s secured debt to the extent of the value of collateral securing such debt.

Certain of the underwriters of the Notes and their respective affiliates are full service financial institutions that have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with the Company or its affiliates, including acting as lenders under the Company’s revolving credit facility. They have received, or may in the future receive, customary fees and commissions or other payments for these transactions. Certain of the underwriters and their respective affiliates have provided committed financing for the Meggitt acquisition, for which they are receiving customary fees and expenses. Such committed financing includes a commitment for a bridge facility. One of the underwriters is an affiliate of the Trustee.

In connection with the offering of the Notes, the Company is filing the legal opinion relating to the offering as Exhibit 5.1 to this report and this Current Report on Form 8-K and exhibits thereto are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

4.1	First Supplemental Indenture, relating to the 3.650% Notes due 2024, dated June 15, 2022, between Parker-Hannifin Corporation and The Bank of New York Mellon Trust Company, N.A., as series trustee

4.2	Second Supplemental Indenture, relating to the 4.250% Notes due 2027, dated June 15, 2022, between Parker-Hannifin Corporation and The Bank of New York Mellon Trust Company, N.A., as series trustee

4.3	Third Supplemental Indenture, relating to the 4.500% Notes due 2029, dated June 15, 2022, between Parker-Hannifin Corporation and The Bank of New York Mellon Trust Company, N.A., as series trustee

4.4	Form of 3.650% Global Note due 2024 (included in Exhibit 4.1)

4.5	Form of 4.250% Global Note due 2027 (included in Exhibit 4.2)

4.6	Form of 4.500% Global Note due 2029 (included in Exhibit 4.3)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

Date: June 15, 2022	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary